UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 7, 2013 (March 6, 2013)

New Mountain Finance Corporation
(Exact name of co-registrant as specified in its charter)

Delaware	814-00832	27-2978010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019
(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 730-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition

On March 6, 2013, New Mountain Finance Corporation issued a press release announcing financial results for its quarter and year ended December 31, 2012. The press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 8.01.     Other Events

Additionally, on March 6, 2013, the Board of Directors of each of New Mountain Finance Corporation, New Mountain Finance Holdings, L.L.C. and New Mountain Finance AIV Holdings Corporation (collectively, the “NMF Funds”) announced that their Joint Annual Meeting of Stockholders/Unit Holders will be held on May 6, 2013 at 9:30 a.m., Eastern Time, at the offices of Sutherland Asbill & Brennan LLP located at 1114 Avenues of the Americas, 40th Floor, New York, New York, 10036 (the “Annual Meeting”).  The Board of Directors of each of the NMF Funds also set the record date for stockholders/unit holders of the NMF Funds able to vote at the upcoming Annual Meeting as the close of business on March 21, 2013.

Item 9.01.     Financial Statements and Exhibits

d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated March 6, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN FINANCE CORPORATION

Date:	March 7, 2013

		By:	/s/ Paula A. Bosco
			Name:	Paula A. Bosco
			Title:	Secretary